SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 14, 2002

Lincoln Benefit Life Company
(Exact Name of Registrant as Specified in Charter)

Nebraska (State or Other Jurisdiction of Incorporation)	333-66452 (Commission File Number)	47-0221457 (IRS Employer Identification Number)

P.O. Box 80469, 2940 South 84th Street, Lincoln, Nebraska (Address of Principal Executive Offices)	68506 (Zip Code)

Registrant's telephone number, including area code 1-800-525-9287

Item 9.    Regulation FD Disclosure

        Furnished with this Form 8-K, as Exhibits 99.1 and 99.2, are the certifications by Thomas J. Wilson II, Chairman of the Board and Chief Executive Officer, and Steven E. Shebik, Senior Vice President and Chief Financial Officer, of Lincoln Benefit Life Company, pursuant to 18 United States Code § 1350, that accompanied the Quarterly Report on Form 10-Q of Lincoln Benefit Life Company for the quarterly period ended June 30, 2002.

Item 7.    Financial Statements and Exhibits

(c)
Exhibits

Exhibit No.	Description
99.1	Certification Pursuant to 18 United States Code § 1350 of the Chief Executive Officer
99.2	Certification Pursuant to 18 United States Code § 1350 of the Chief Financial Officer

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LINCOLN BENEFIT LIFE COMPANY

	By	/s/ SAMUEL H. PILCH Name: Samuel H. Pilch Title: Group Vice President and Controller
August 14, 2002

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Certification Pursuant to 18 United States Code § 1350 of the Chief Executive Officer
99.2	Certification Pursuant to 18 United States Code § 1350 of the Chief Financial Officer

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